SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Newnan Coweta Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[NEWNAN COWETA BANK LETTERHEAD – TOP PORTION]

April 30, 2007

Dear Shareholder:

On behalf of the Board of Directors and Management of Newnan Coweta Bancshares, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on Wednesday, June 13, 2007, at 7:30 a.m. at Neighborhood Community Bank, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263.

At the Annual Meeting, shareholders will consider and vote upon the election of five directors and the ratification of the appointment of the Company’s independent auditors.

The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

A form of proxy is enclosed, and you are urged to complete, sign and return it to Newnan Coweta Bancshares, Inc., as soon as possible, in the enclosed, postage-prepaid envelope. You do not need to attend the meeting to vote your proxy. If you attend the Annual Meeting in person, you may revoke your proxy at that time, simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of Newnan Coweta Bancshares, Inc., prior to or at the time of the Annual Meeting.

Your continued support of the Company is very important to us.

Sincerely,

James B. Kimsey
President and Chief Executive Officer

WE URGE YOU TO GRANT A PROXY.

YOU DO NOT NEED TO ATTEND THE MEETING TO VOTE YOUR SHARES.

Please sign and date the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the annual shareholder meeting. To ensure that your proxy card is received in time to be counted, please make sure that it is postmarked no later than June 4, 2007. You may also fax the proxy card to Karen P. Duffey at (770) 683-6235. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

NEWNAN COWETA BANCSHARES, INC.

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

Time:	7:30 a.m. EDT Wednesday, June 13, 2007

Place:	Neighborhood Community Bank, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263

Record Date:	Holders of our common stock at the close of business on April 20, 2007, are entitled to vote

Matters to be voted on:	• Election of five Class III directors, each to serve a three-year term

• Ratification of the appointment of McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent auditor, and

• Any other business properly before the meeting and any adjournment of it.

WE URGE YOU TO GRANT A PROXY.

YOU DO NOT NEED TO ATTEND THE MEETING TO VOTE YOUR SHARES.

Please sign and date the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the annual shareholder meeting. To ensure that your proxy card is received in time to be counted, please make sure that it is postmarked no later than June 4, 2007. You may also fax the proxy card to Karen P. Duffey at (770) 683-6235. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

This notice of meeting and accompanying proxy statement are first being sent to shareholders on or about April 30, 2007.

NEWNAN COWETA BANCSHARES, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 13, 2007

NEWNAN COWETA BANCSHARES, INC.

145 MILLARD FARMER INDUSTRIAL BOULEVARD

NEWNAN, GEORGIA 30263

(770) 683-6222

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 13, 2007

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Newnan Coweta Bancshares, Inc., a Georgia corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held at 7:30 a.m., EDT, on Wednesday, June 13, 2007, at Neighborhood Community Bank, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263, and at any and all adjournments or postponements thereof (the “Annual Meeting”).

A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder’s directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted “FOR” the election of the director nominees recommended by the Board of Directors, “FOR” ratification of the appointment of McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to: Newnan Coweta Bancshares, Inc., P. O. Box 71699, Newnan, Georgia 30271, Attention: Karen P. Duffey.

The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be paid by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company or its subsidiary - Neighborhood Community Bank (the “Bank”) - who will not receive additional compensation therefore, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company’s common stock (the “Common Stock”) as of April 20, 2007 (the “Record Date”), and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about April 30, 2007. A copy of the Company’s Annual Report on Form 10-KSB which includes the Company’s Audited Consolidated Financial Statement, accompanies this Proxy Statement.

OWNERSHIP OF COMMON STOCK

The Company is authorized to issue up to 5,000,000 shares of Common Stock. On April 20, 2007, the Company had 1,006,070 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote. Only shareholders of record at the close of business on April 20, 2007 will be entitled to notice of, and to vote at, the Annual Meeting.

The following table sets forth certain information with respect to the beneficial ownership, as of April 20, 2007, of shares of Common Stock by (a) each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding Common Stock, (b) each of the Company’s directors, (c) the Company’s named executive officers, and (d) all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

NAME OF BENEFICIAL OWNER Director = D Officer = O 5% Shareholder = S	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)		PERCENT OF CLASS (1)
Robert E. Cordle, Jr. (D) 10 Jackson Street, Newnan, GA 30263	16,386		1.63%
Joe S. Crain, Jr. (D) P. O. Box 386, Newnan, GA 30264	29,178	(2)	2.90%
Douglas T. Daviston (D) P. O. Box 692, Newnan, GA 30264	28,246		2.81%
Karen P. Duffey (O) P. O. Box 71699, Newnan, GA 30271	1,000		0.10%
Otis F. Jones, III (D) P. O. Box 1909, Newnan, GA 30264	26,722	(2)(3)	2.66%
James B. Kimsey (D, O) P. O. Box 71699, Newnan, GA 30271	37,575	(2)(4)	3.73%
David LaGuardia (D) 37 P Calumet Pkwy, Suite 200, Newnan, GA 30263	71,270	(2)	7.08%
Bob B. Mann, Jr. (D) 15 Calvender Street, Newnan, GA 30263	26,122	(2)	2.60%
Theo D. Mann (D)(S) P. O. Box 310, Newnan, GA 30264	63,151	(5)	6.28%
Dennis H. McDowell (S) 227 West Lakeshore Drive, Carrollton, GA 30117	69,920		6.95%
Dennis H. McDowell, II (D) P. O. Box 95, Carrollton, GA 30117	20,498		2.04%
J. Walker Moody (D) P. O. Box 1823, Newnan, GA 30264	31,575	(2)	3.13%
James Van S. Mottola (D) P. O. Box 1832, Newnan, GA 30264	60,900	(2)	6.05%
Allan C. Payton (O) P. O. Box 71699, Newnan, GA 31271	530		0.05%
Melvin Samuels (D) P. O. Box 2326, Newnan, GA 30263	2,000	(6)	0.20%
Donald L. Sprayberry, Jr. (D) 1060 Highway 34 East, Newnan, GA 30265	31,575	(2)	3.14%
Jennifer J. Thomasson (D) P. O. Box 1058, Newnan, GA 30264	9,533		0.95%
Woodie T. Wood, Jr. (D) P. O. Box 1715, Newnan, GA 30263	-0-		0.00%
ALL DIRECTORS, EXECUTIVE OFFICERS, AND 5% SHAREHOLDERS AS A GROUP (18 PERSONS)	526,181		52.30%

(1)	The information contained in this table with respect to Common Stock ownership reflects “beneficial ownership” as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	With respect to Messrs. Crain, Jones, Kimsey, LaGuardia, B. Mann, Moody, Mottola and Sprayberry, beneficial ownership as reported in the table includes 3,900 shares of the Company’s Common Stock that may be acquired upon the exercise of outstanding warrants that are exercisable.

(3)	Includes 2,100 shares held in Mr. Jones’ IRA account, 2,000 shares held by Mr. Jones’ wife and 4,600 shares held by Mr. Jones as custodian for his children.

(4)	Includes 22,500 shares of the Company’s Common Stock that may be acquired upon the exercise of incentive stock options that are exercisable or will become exercisable within the next 60 days and 1,200 shares held in a trust for the benefit of Mr. Kimsey’s minor children of which Mr. Kimsey serves as trustee.

(5)	With respect to Mr. Theo Mann, beneficial ownership as reported in the table includes 7,800 shares of the Company’s Common Stock that may be acquired upon the exercise of outstanding warrants that are exercisable or will become exercisable within the next 60 days, 2,000 of the Company’s Common Stock held in trust for Mr. Mann’s minor children with Mr. Mann serving as trustee, 10,000 shares of the Company’s Common Stock held in a unified residual trust for R.S. Mann, Jr. with Mr. Mann serving as co-trustee, 10,000 shares of the Company’s Common Stock held in the name of Mann & Wooldridge, P.C. Profit Sharing Plan and Trust, 7,000 shares held in Mr. Mann’s personal IRA account and 1,000 shares held by Mr. Mann’s wife.

(6)	Includes 1,000 shares of the Company’s Common Stock that may be acquired upon the exercise of outstanding warrants that are exercisable or will become exercisable within the next 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of any class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied within a timely manner during the year ended December 31, 2006, except each director and named executive officer were late in filing their respective Form 4s pertaining to their private placement common stock purchases in 2006.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Action will be taken at the Annual Meeting for the election of five Class III directors each to serve for a three-year term. Notwithstanding the foregoing terms, each director will serve until his or her successors have been duly elected and qualified.

The Company’s Articles of Incorporation provide that the Board of Directors shall be divided into three Classes: Class I, Class II, and Class III, which shall be as nearly equal in number as possible. When the Company was incorporated in 2001, each Class I director was elected to an initial term of one year, each Class II director was elected to an initial term of two years and each Class III director was elected for an initial term of three years. Upon the expiration of these initial terms, the directors of each Class will be elected for terms of three years, and each director will serve until the election and qualification of his or her successor or until his or her earlier resignation, death or removal from office.

In accordance with the Company’s Articles of Incorporation, all Class III directors are up for election. The Board of Directors has nominated Douglas T. Daviston, David LaGuardia, Theo D. Mann, James Van S. Mottola and Jennifer T. Thomasson for election as Class III directors for terms expiring at the 2010 annual shareholder meeting.

The Company’s bylaws provide that the Board shall consist of not less than five nor more than twenty-five directors. The number of directors may be fixed or changed from time to time, within the minimum and maximum, by the shareholders by the affirmative vote of the majority of the issued and outstanding shares entitled to vote in an election of directors, or by the Board of Directors by the affirmative vote of a majority of the directors then in office.

If a proxy is executed in any manner unless it is marked to withhold authority to vote for the election of a particular director, the persons named in the enclosed proxy form will vote such proxy for the election of each of the nominees listed below, reserving, however, full discretion to cast votes for other persons if any nominee is unable or unwilling to serve. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve if elected.

Information Concerning the Nominee Directors

The table and text below set forth certain information about the nominees, including such nominee’s age (as of January 1, 2007), position with the Company and the Bank, and principal employment for the past five years.

NAME	AGE	CLASS	POSITION WITH COMPANY
Douglas T. Daviston	64	III	Director

David LaGuardia	47	III	Director

Theo D. Mann	56	III	Director

James Van S. Mottola	52	III	Director

Jennifer T. Thomasson	43	III	Director

Douglas T. Daviston – Mr. Daviston has served as owner and CEO of McKoon Funeral Home since 1986. He is the owner and manager of Forest Lawn Memorial Park. He is also owner of M&T Properties which is engaged in real estate. He is owner of Jackson Heights Crematory. He was the 1995-1996 President of

the Georgia Funeral Directors Association. He has served as Advisory Board member of First South Bank, Board of Trustees member of Emory Peachtree Regional Hospital, Finance Committee at the First Baptist Church of Newnan, Board member of the Newnan-Coweta Chamber of Commerce, and Chairman of Leadership Coweta. He is currently a member of the Board of Directors for the Development Authority of Coweta County. Mr. Daviston is a member of First Baptist Church of Newnan, The Georgia Funeral Directors Association, Kiwanis Club of Newnan and various other civic and community organizations. After serving in the Army, Mr. Daviston attended the Kentucky School of Mortuary Science in 1967. Mr. Daviston has been a director of the Bank since 1999 and a director of the Company since 2001.

David LaGuardia - Mr. LaGuardia co-founded AnestheCare, Inc. (an anesthesia billing company) in 1984 and currently serves as President thereof. Mr. LaGuardia also served as Chief Financial Officer and a nurse anesthetist at Richard LaGuardia, P.C. from 1982 to 1984. Mr. LaGuardia founded Out-Med, LLC (a company engaging in various businesses) in 1995 and currently serves as President thereof. Mr. LaGuardia is an owner in several businesses: AnestheCare, Inc., Out-Med, LLC, Entrust, Inc. (real estate management), Happy Valley Development Corp. (real estate development), Pyramid Anesthesiology Group, Inc. (provides anesthesia billing and management services), Lower Fayetteville Ventures, Inc. (real estate partnership), Marquis Theatre Group, Inc. (real estate development) and Parkway Ventures, Inc. (real estate investment). He is a certified nurse anesthetist and serves on numerous boards, including those of Coweta Vision 2020, Coweta Community Foundation, Pyramid Medical Management Group, Inc., Georgia Rehabilitation Center and Columbus Community Bank. He received an associate degree from Macon Junior College, attended Mercer University and graduated from the Montgomery School of Anesthesia in Pennsylvania. As a director of Newnan Coweta Bank, Mr. LaGuardia is a member of the Audit Committee, the Executive Committee, the Technology Committee and the Compensation Committee, and serves as Vice Chairman of the Board, Chairman of the Business Development Committee. Mr. LaGuardia has been a director of the Bank since 1999 and a director of the Company since 2001.

Theo D. Mann - Mr. Mann has served as President, Director and a shareholder of the law firm of Mann & Wooldridge, PC for the past thirteen years. He has been a practicing attorney for over 29 years and serves on the U.S. Bankruptcy Court Panel of Trustees. Mr. Mann has been and/or is involved in the following businesses in the following capacities: President, Director and shareholder in 28 Jackson St., Inc. (real estate investment); Secretary, Director and shareholder in Happy Valley Development Corp. (real estate development); Assistant Secretary and shareholder in Flat Shoals, Inc. (real estate development); partner in Lake Coweta Associates (real estate development); Secretary/Treasurer and Director of Marco Polo Associates, Inc. (real estate); Member-Manager of Out-Med, LLC (various businesses); and Director and Assistant Secretary of Peachtree Factory Center, Inc. (outlet mall development). He is a member of the Newnan Rotary Club, where he is a past president, First Baptist Church, where he serves as a deacon and Church Clerk, and is active in many other civic and community activities. From 1985 to 1995, Mr. Mann was an Advisory Director to Citizens & Southern National Bank/NationsBank in Newnan. Mr. Mann is a graduate of Newnan High School, Georgia Institute of Technology (B.I.E.) and The University of Georgia (J.D.). Mr. Mann has been a director of the Bank since 1999 and a director of the Company since 2001.

James Van S. Mottola – Mr. Mottola has served as President and Qualifying Broker for Parks & Mottola, Inc. (a real estate company) since it was organized in 1985. Mr. Mottola served on the Board of Directors of the Bank of Coweta from 1988 until February 1999. He serves on the Board of Directors for West Central Technical College and numerous other civic organizations. Mr. Mottola is involved in the following businesses in the following capacities: President of Happy Valley Development Corporation (developer of Lake Redwine Plantation); Secretary of Orchard Hills Golf, Inc. (golf course); Member-Manager and Member of the Executive Committee of Out-Med, LLC (various businesses); Manager of Downtown Preservation Properties, LLC (real estate development); Secretary of Marquis Theatre Group, Inc. (real estate development); Vice-President of Lower Fayetteville Ventures, Inc. (developer of Stillwood Farm)Secretary of Rocky Branch II, Inc. (real estate development); Secretary of Flat Shoals, Inc. (real estate); President of Parkway Ventures, Inc. (developer of the Villages of Calumet); President of Newnan By-Pass Associates, Inc. (real estate) and member of the Board of Directors of Bodacious Foods, Inc. Mr. Mottola is a graduate of the University of Georgia. He has been a director of the Bank since 1999 and a director of the Company since 2001.

Jennifer J. Thomasson – In 1994, Ms. Thomasson helped organize MyrtleTech and served in the position of Vice President. In 2004, Ms. Thomasson was promoted to the position of CEO of MyrtleTech. She leads their management team, serves as personnel manager and manages the day-to-day operations of the business. She also generates new accounts through MyrtleTech’s vendor diversity partner programs and corporate supplier diversity programs. Ms. Thomasson earned a B. A. degree from Emory University.

The Board of Directors recommends a vote FOR the five nominees described above as directors of the Company.

Information Concerning the Incumbent Directors

The table and text below set forth certain information about the Company’s incumbent directors, including such director’s age (as of January 1, 2007), position with the Company and the Bank, and principal employment for the past five years.

NAME	AGE	CLASS	POSITION WITH COMPANY
Joe S. Crain, Jr.	41	I	Director

Robert E. Cordle, Jr.	50	II	Director

Otis F. Jones, III	41	I	Director

James B. Kimsey	54	I	Director, President & CEO

Bob B. Mann, Jr.	53	II	Director

Dennis H. McDowell, II	35	I	Director

J. Walker Moody	63	II	Director

Donald L. Sprayberry, Jr.	48	II	Director

Melvin Samuels	55	I	Director

Woodie T. Wood, Jr.	45	II	Director

Joe S. Crain, Jr. - Since June 8, 1988, Mr. Crain has served as Vice President of Crain Oil Company, Inc. He is President and part owner of Joe S. Crain, Jr., Inc., a transport and equipment company, and President and/or part owner of three businesses which are engaged in real estate investment: Drifters, Inc. (convenience stores), KMS Properties, LLC (residential), and Texas T, Inc. (convenience stores). He is also Vice President of Crain Oil Services, LLC, and currently serves on the Conoco Phillips Company National Advisory Council. He is an active member of the Newnan-Coweta Chamber of Commerce and First United Methodist Church. He is a graduate of Newnan High School and Valdosta State University, and has attended marketing courses offered through Phillips Petroleum. Mr. Crain has been a director of the Bank since 1999 and a director of the Company since 2001.

Robert E. Cordle, Jr. - Mr. Cordle is a managing member and consultant of the accounting firm Tidwell, DeWitt, LLC. He has 23 years of public accounting experience with expertise in business consulting, business development and estate planning and preservation. Mr. Cordle is a member of Out-Med LLC and formerly served as the chairman of 21st Century Coweta. Mr. Cordle has been a director of the Bank since 2001 and a director of the Company since 2001.

Otis F. Jones, III - Since 1989, Mr. Jones has been employed with Matrix Insurance Agency and he has served as a partner in Matrix Insurance Agency since 1995. Mr. Jones was awarded Accredited Advisor of Insurance (AAI) designation in 1993. Mr. Jones is active in Central Baptist Church. He is a current member of the Board of Directors of Heritage School, and the current vice-chairman of the Newnan Housing Authority. He is also a Board member of the Coweta Sports Hall of Fame. He has served as past president of both the Newnan Rotary Club and Newnan High School Booster Club. He is a graduate of Newnan High School and The University of Georgia. Mr. Jones has been a director of the Bank since 1999 and a director of the Company since 2001.

James B. Kimsey - Mr. Kimsey serves as the President and Chief Executive Officer of the Company and its subsidiary Bank. Mr. Kimsey has been a banking professional for over 30 years. From January 1997 to March 1999, Mr. Kimsey served as the Senior Vice President and Senior Loan Officer for the Bank of Coweta. He was President of the Community Banking Group of First Union National Bank from July 1993 to January 1997. Since 1998, Mr. Kimsey has been a shareholder in Golfview Associates, Inc. (real estate investment). Mr. Kimsey has served as an officer of Home Federal in Macon, Georgia, and as a senior officer of Georgia Federal Bank, First Union Bank and Bank of Coweta. Mr. Kimsey’s civic and community involvement include serving as an organizing member of 21st Century Coweta, serving on the board of trustees for United Way and serving on the board of trustees for the Newnan Historical Society. Mr. Kimsey graduated from Mercer University with a BA degree in 1974. He also attended the Institutes School of Banking and Marketing at the University of North Carolina at Chapel Hill and has attended numerous credit and banking programs. Mr. Kimsey also serves as President of the Board of Directors of the Newnan Country Club, on the Board of Directors for the Summit YMCA and the State YMCA Board, Board of Directors, Audit Committee, Investment Committee, Executive Committee and Chairman of the Compensation Committee of Columbus Community Bank and the Board of Directors for Emory University Urology. He is an active member of Central Baptist Church of Newnan. Mr. Kimsey has been a director and officer of the Bank since 1999 and a director and officer of the Company since 2001.

Bob B. Mann, Jr. - Since July 1984, Dr. Mann has been engaged in the practice of urology with the PAPP Clinic group, where he served as President from 1997 to 2000. Since 1987, Dr. Mann has been a stockholder in PARE Corporation and Happy Valley Development Corp., both of which engage in real estate. Dr. Mann is a current member of the Board of Trustees of Newnan Hospital and a member of Central Baptist Church. Dr. Mann graduated from Emory University in 1975 and graduated from Emory Medical School in 1979. Dr. Mann has been a director of the Bank since 1999 and a director of the Company since 2001.

Dennis H. McDowell II - Mr. McDowell has been President of McDowell Construction for 15 years. He primarily focuses on residential and commercial construction. He built approximately 400 single family homes, several townhomes and apartment complexes. His real estate expertise allows him to develop many of his future projects. Mr. McDowell currently serves as the Vice President of Chattahoochee Mortgage, member of MC&B Properties, founder of Superior Roof & Floor Truss, founding Partner of Avery Environmental, and Owner of Bedrock Homes & Investments. It brings him great pleasure to serve as a Director for Neighborhood Community Bank since November 2001. Mr. McDowell currently resides in Carrollton with his lovely wife Lori. They have four children, Hunter and Christian McDowell, Dalton and Jordon Benefield.

J. Walker Moody - Mr. Moody developed Orchard Hill Golf Club in 1990 and continues to serve as President, General Manager of Operations, and part owner thereof. He is a member of the Newnan-Coweta Chamber of Commerce, Coweta County Hospital Authority, 21st Century Coweta and is a member of Central Baptist Church. Mr. Moody is also an owner in Lower Fayetteville Ventures, Inc. (real estate development), Out-Med, LLC (various businesses) and Partner in Georgia Natural Resources (real estate development). He is also a graduate of The University of Georgia. Mr. Moody has been a director of the Bank since 1999 and a director of the Company since 2001.

Donald L. Sprayberry, Jr. - Mr. Sprayberry has served as Vice President of Sprayberry’s, Inc. (a restaurant) for the past 18 years. From June 1980 to June 1982, Mr. Sprayberry was a staff accountant with Mauldin & Jenkins, CPAs. He is a Trustee and member of the Board of Directors of Newnan Hospital and a member of the Newnan Coweta Chamber of Commerce and is a member of the First Methodist Church.

Mr. Sprayberry is a graduate of The University of Georgia. Mr. Sprayberry has been a director of the Bank since 1999 and a director of the Company since 2001.

Melvin Samuels - Mr. Samuels has served as Manager of the Newnan Career Center for the Georgia Dept. of Labor since 1994. He has been with the Department of Labor Since April 1977. Mr. Samuels has been and is active in several state and local committees. He has served as Chairman of the Board for the local Chamber of Commerce. He is the Department Labor Representative for the West Central Georgia Workforce Investment Board. He serves on the Executive Board of The Flint River Council, Boy Scouts of America. He serves on the Board of the Georgia Youth Science and Technology Center in Newnan. He is Chairman of the Board for New Hope Children’s Village and Financial Chair for Faith By Hearing Christian Center Church. Mr. Samuels is a graduate of West Georgia College in Carrollton, Georgia. He has been a director of the Bank since 1999 and a director of the Company since 2001.

Woodie T. Wood, Jr. - Mr. Wood has served as President and has been the owner of Wood Properties & Investments, Inc. (real estate investment) since its inception in 1985. His real estate properties include apartments, single-family homes, office buildings and shopping centers. He served as Coweta County Deputy Sheriff from 1979 until 1985. Mr. Wood serves on the Business Occupation Tax Rate and Review Appeals Board, is a member of the Newnan Board of Realtors, a member of The Georgia Cattleman’s Association, and is involved in numerous other civic and professional organizations. He is a graduate of Newnan High School, attended West Georgia College and graduated from Clayton County Police Academy. Mr. Wood has been a director of the Bank since 1999 and a director of the company since 2001.

CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings and Committees of the Board of Directors

The Board of Directors of the Company held two meetings during the fiscal year ended December 31, 2006. The Board of Directors of Neighborhood Community Bank held fourteen meetings during the 2006 fiscal year. Each director of the Company and the Bank attended at least 75% of the total number of meetings held by the Board of Directors of the Company and the Bank and the committees on which each such director served during 2006 with the exception of Mr. Daviston, who failed to attend 75% of the Company’s Board of Directors meetings. It is the policy of the Company that all directors attend the Company’s annual meetings. All directors attended the 2006 Annual Meeting.

The Company’s Board of Directors has one standing committee, the Audit Committee. The Bank’s Board of Directors has seven standing committees: the Loan Committee; the Investment Committee; the Business Development and Marketing Committee; the Technology Committee; the Executive Committee, the Compensation Committee; and the Long Range Planning Committee. Each committee is described below.

Audit Committee. The Audit Committee of the Company, which consists of Donald L. Sprayberry, Jr., Theo D. Mann, David LaGuardia, Melvin Samuels and Robert E. Cordle, Jr., reviews the financial affairs of the Company with the Company’s independent auditors, including a review of the accounts of the Company and the overall financial condition of the Company. The Audit Committee also examines the Company’s internal controls to determine whether adequate safeguards are in place and meets with internal and external auditors on a regular basis to supervise the audit function and the hiring of audit personnel, and to ensure that all audit personnel are fully qualified to audit the activities of the Company and the Bank. The Audit Committee also monitors management’s efforts to correct any noted deficiencies. A copy of the Audit Committee Charter, as adopted by the Company’s Board of Directors in 2002, is attached as Appendix A. The charter has not been amended.

All of the members of the Audit Committee are “independent directors”, as the term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, within the requirements of the Audit Committee Charter, with the exception of Theo D. Mann. Mr. Mann provides very limited legal services to the Bank such as consumer bankruptcy and foreclosures. The Audit Committee does not have an “audit committee financial expert,” as defined by SEC rules. However, the Board believes that the current members of the Audit Committee, as a whole, based on their experiences and backgrounds, are qualified to effectively carry out the duties and responsibilities of the Audit Committee. Each Audit Committee member has significant experience in accounting and audit functions, internal controls and budget preparation. All Audit Committee members serve or have served in positions with significant financial oversight responsibilities and have an understanding of generally accepted accounting principles and financial statements. The Audit Committee meets on a monthly basis and met eleven times in 2006.

Compensation Committee. The Compensation Committee of the Company and the Bank, which consists of Otis F. Jones, III, James B. Kimsey, James Van S. Mottola and David LaGuardia, monitors and approves the Company’s and the Bank’s salary administration. The Compensation Committee meets on an “as needed” basis and met six times during 2006. The Compensation Committee has been delegated the authority by makes the full Board of Directors of the Company make all decisions regarding the Company’s and Bank’s employee compensations. Mr. Kimsey does not participate in discussions or voting regarding his compensation.

Executive Committee. The Executive Committee of the Bank, which consists of James V. S. Mottola, Joe S. Crain, Jr., James B. Kimsey, Otis F. Jones, III and David LaGuardia, functions to make decisions on behalf of the Board of Directors between Board Meetings. The Executive Committee meets on an “as needed” basis and met six times during 2006.

Loan Committee. The Loan Committee of the Bank, which consists of James Van S. Mottola, Joe S. Crain, Jr., Walker Moody, James B. Kimsey and Dennis H. McDowell, II, functions to ensure that policies are developed to govern lending activities and to ensure that these activities are conducted in accordance with these policies. The Loan Committee reviews loans that are $25,000 and above previously approved by bank management and approves loans over $750,000. The Loan Committee ensures that procedures are in place to identify problems early, recognize adverse trends, take appropriate corrective action and maintain an adequate allowance for loan and lease loss. The Loan Committee met fifteen times in 2006.

Investment Committee. The Investment Committee of the Bank, which consists of Dr. Bob B. Mann, Jr., Donald Sprayberry, Jr., Douglas T. Daviston and James B. Kimsey, functions to ensure policies are developed to oversee the investment and balance sheet management system and to ensure funding sources are adequate. The Investment Committee sets interest rate risk parameters, investment parameters and limits for the Bank, and takes immediate corrective action to ensure the capital adequacy, liquidity and interest rate risk position of the Bank. The Investment Committee met twelve times in 2006.

Business Development & Marketing Committee. The Business Development & Marketing Committee of the Bank, which consists of David LaGuardia, Woodie T. Wood, Jr., Otis Jones, III, James B. Kimsey and Jennifer Thomasson, functions to evaluate business and service opportunities within the bank’s delineated market. The committee identifies prospects and approaches for obtaining new business. In addition, the committee reviews and approves the Bank’s marketing and advertising plan and assists in identifying new methods to promote the Bank, either through community involvement or direct financial participation. The Business Development & Marketing Committee meets on an “as needed” basis and did not meet in 2006.

Technology Committee. The Technology Committee of the Bank, which consists of Joe S. Crain, Jr., James B. Kimsey, David LaGuardia, James Van S. Mottola and Jennifer Thomasson, approves software and hardware purchases over $2,500 and works with the Board of Directors of the Bank on other computer related purchases. The Technology Committee plans network related expansions and upgrades, reviews the disaster recovery and audit test plan and procedures and periodically reviews the security procedures for the Bank’s network, workstations and software packages. The Technology Committee also reviews reports on system security. The Technology Committee met three times in 2006.

Long Range Planning Committee. The Long Range Planning Committee of the Bank, which consists of Theo D. Mann, Joe S. Crain, Jr., Woodie T. Wood, Jr. and James B. Kimsey, functions as an advisor to Bank management regarding long-range planning issues, including branch sites and products and services. The Long Range Planning Committee did not meet in 2006.

Board Independence

The Board has determined that each of its members, other than James B. Kimsey, the Company’s President and Chief Executive Officer, is an “independent director” within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, as currently in effect.

Nomination of Directors

The Company does not have a Nominating Committee and has no written charter related to the nomination process. Director selection and review is conducted by the entire Board of Directors on an as-needed basis. The Company believes that this is adequate for a small community financial institution. The Company believes that the directors, acting as a group, are capable of evaluating the performance of the current Board, the qualifications of proposed director nominees and of determining the need for additional directors. As the Company grows, however, the Company may reconsider this and establish a nominating committee. The Company’s nominating process is described below.

It is the policy of the Board of Directors to seek and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Board seeks a diverse group of candidates who possess the background, skills and expertise to make significant contributions to the Board, the Company and its shareholders. Desired qualities to be considered include:

Experience (in one or more of the following)

•	High-level leadership experience in business or administrative activities;

•	Breadth of knowledge about issues affecting the Company and its subsidiaries;

•	The ability and willingness to contribute special competencies to Board activities; and

•	The ability to read and understand financial statements.

Personal Attributes

•	Personal Integrity;

•	Loyalty to the Company and concern for its success and welfare;

•	Willingness to apply sound and independent business judgment;

•	Awareness of a director’s vital role in the company’s good corporate citizenship and its corporate image;

•	Availability for meetings and consultation on Company matters;

•	Contacts within the community; and

•	The willingness to assume Board and fiduciary responsibilities.

Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

Nomination by the Board. In the case of incumbent directors whose terms are set to expire, the remaining directors on the Board will review such directors’ overall service to the Company during their term, including the number of meetings attended, their level of participation, the quality of their performance and any transactions between such directors and the Company during their term in determining whether or not such incumbent directors should be nominated for reelection to the Board. In the case of new director candidates, the Board will seek candidates meeting the criteria set forth above from the Board’s network of contacts. If and when deemed appropriate by the Board, a professional search firm may also be utilized to identify qualified candidates.

Nominations by Shareholders. The Board will consider director candidates recommended by shareholders provided the following procedures are followed by shareholders in submitting recommendations:

•	Shareholder nominations must be delivered in writing to the Secretary of the Company;

•

Submissions must include sufficient biographical information regarding the recommended candidate including age, his or her employment history for at least the previous five years (including employer names and a description of their business) and such person’s other board memberships, if any; and

•	The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.

Submissions should be delivered to the Secretary of the Company not less than 60 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual shareholders meeting. Any submissions received after such date will not be considered until the following year’s annual shareholder meeting.

The Board does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

Compensation Committee

The full Board of Directors has delegated to the Compensation Committee the authority and responsibility for establishing the compensation plans for the Company. Its duties include the development with the Compensation Committee of the Bank and management of all benefit plans for employees of the Company and the Bank, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. There is no formal compensation committee charter.

The Compensation Committee reviews director and executive compensation on an annual basis. The process involves a review of compensation plans for similar banks and for the banking industry as a whole. In some instances, the Compensation Committee will retain consultants when particularly complex forms of compensation are discussed, such as retirement plans and other benefit packages. During 2006, the Compensation Committee did not engage consultants to put in new compensation packages. The executive officers duties are solely to provide information to the Compensation Committee so that informed decisions can be made. Mr. Kimsey does not participate or vote on matters related to his compensation.

Shareholder Communications with the Board

The Board of Directors has implemented a process for shareholders to send communications to the Board. Shareholders who wish to communicate directly with the Board of Directors or any particular director(s) should deliver any such communications in writing to the Secretary of the Company at the address on page 1 of this document. The Secretary will compile any communications he or she receives from shareholders and deliver them periodically to the Board or the specific director(s) requested. The Secretary of the Company will not screen or edit such communications, but will deliver them in the form received from the shareholder.

Family Relationships Among Directors and Officers

Mr. Theo D. Mann and Dr. Bob B. Mann, Jr., both serving as directors of the Company and the Bank, are third cousins. There are no other family relationships between any director or executive officer of the Company or the Bank and any other director or executive officer of the Company or the Bank.

EXECUTIVE OFFICERS

Executive officers of the Company and the Bank are appointed by the Board of Directors of the Company and the Board of Directors of the Bank, respectively, and hold office at the pleasure of the respective Boards. The executive officers of the Company and the Bank are as follows:

Name	Positions
James B. Kimsey	President and Chief Executive Officer of the Company and the Bank

Allan C. Payton	Senior Vice President of the Company and the Bank

Karen P. Duffey	Senior Vice President and Secretary of the Company and the Bank

Biographical information for Mr. Kimsey is described in “Election of Directors,” above.

Karen P. Duffey, age 41, has served as Secretary of the Company and Bank since 2000 and was promoted to Senior Vice President in 2003. She attended West Georgia College and has twenty years of banking experience. She is currently the Senior Operations Officer, Human Resource Director, Marketing Director, as well as handles Investor Relations for the Bank.

Allan C. Payton, age 49, has served as Senior Vice President and Chief Lending Officer of the Bank since 2001, coming to the bank with eighteen years of banking experience. Prior to joining the Bank, Mr. Payton served as Senior Vice President of Commercial Banking at Century South Bank, Vice President of Commercial Lending at Farmers & Merchants Bank, Vice President of Commercial Banking at Peachtree National Bank and Vice President Business Banking Group at Bank South. He holds a Bachelor of Science in Political Science/Minor in Management from State University of West Georgia. Mr. Payton is a past member of the Coweta County Board of Education. He is a native of Newnan, Georgia and attends Son Rise Baptist Church where he serves on the finance committee.

Ann B. Bledsoe resigned as Senior Vice President and Chief Financial Officer of the Company and the Bank effective April 3, 2007. Ms. Bledsoe cited health concerns as the reason for her resignation. The Company has begun the process for hiring a new chief financial officer.

AUDIT COMMITTEE REPORT

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2006 with the Company’s management. The committee has also discussed with McNair, McLemore, Middlebrooks & Company, LLP, the Company’s independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from McNair, McLemore, Middlebrooks & Company, LLP required by Independence Standards Board Standard No.1, Independence Discussions with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with McNair, McLemore, Middlebrooks & Company, LLP its independence.

Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2006 for filing with the Securities and Exchange Commission.

The Audit Committee:

Donald L. Sprayberry, Jr., Chairman Theo D. Mann David LaGuardia Melvin Samuels Robert E. Cordle, Jr.

RELATED PARTY TRANSACTIONS

Certain of the directors and executive officers of the Company, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with Neighborhood Community Bank in the ordinary course of business during fiscal year 2006, and such transactions are expected to continue in the future. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2006. The aggregate total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), at December 31, 2006 was $24,096,831.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information with respect to all compensation, including bonuses, stock option awards and other payments, paid or accrued for each of the last three fiscal years for the named executive officers whose annual salary and bonus exceeded $100,000.00.

Summary Compensation Table

December 31, 2006

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)(1)	Stock Awards ($) (e)(2)	Option Awards ($) (f)(2)	Non-Equity Incentive Plan Compensation ($) (g)(3)	All Other Comp. ($) (h)(4)	Total ($) (i)
James B. Kimsey President and Chief Executive Officer of the Company and the Bank	2006	$215,483	$100,000	$0	$0	$0	$32,294	$347,777
Ann B. Bledsoe Chief Financial Officer and Treasurer of the Company and the Bank	2006	$116,301	$25,000	$0	$0	$0	$5,529	$146,830
Allan C. Payton Senior Vice President of the Company and the Bank	2006	$137,533	$40,000	$0	$0	$0	$6,238	$183,771
Karen P. Duffey Senior Vice President and Secretary of the Company and the Bank	2006	$91,520	$25,000	$0	$0	$0	$9,723	$126,243

1.	The Bonus amounts in column (d) represent bonus payments paid in December 2006. The 2006 bonuses were contingent on performance measures most relevant to each executive’s area of responsibility. While the annual cash incentive is based on performance, there is not a formal structure with predefined threshold, target, and maximum performance or opportunity levels. The actual annual cash incentive amounts paid is based on the Board’s discretion. Bonus amounts for the four named executive officers (NEOs) were: Mr. Kimsey - $100,000, Ms. Bledsoe - $25,000, Mr. Payton - $40,000, and Ms. Duffey - $25,000.

2.	While the Company does maintain an equity plan, there is not a formal or structured equity granting practice in place. No equity has been granted under the plan since an initial stock option grant in 2001.

3.	The Company does not maintain a non-equity incentive plan.

4.	Other Compensation is the combination of an auto allowance, country club membership dues, director fees, employer 401(k) contributions, and supplemental life insurance premiums. Auto allowances in 2006 were $15,114 for Mr. Kimsey, $4,200 for Ms. Bledsoe, $2,400 for Mr. Payton and $1,800 for Ms. Duffey. Country Club membership dues in 2006 were $3,965 for Mr. Kimsey, $3,509 for Mr. Payton and $1,704 for Ms. Duffey. Director fees paid to the named executives in 2006 were $10,800 for Mr. Kimsey and $6,000 for Ms. Duffey. Employer contributions to the 401(k) Plan in 2006 were $865 for Mr. Kimsey, $1,329 for Ms. Bledsoe, $329 for Mr. Payton and $219 for Ms. Duffey. Supplemental Life insurance premiums in 2006 were $1,550 for Mr. Kimsey.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

On March 7, 2000, the Bank entered into an employment agreement with James B. Kimsey to employ Mr. Kimsey as the President and Chief Executive Officer of the Bank for an initial term of three years (the “Kimsey Employment Agreement”). The term shall be automatically extended for an additional year at the end of each year during the term of the Kimsey Employment Agreement unless either party shall have served written notice upon the other party of its intention that the agreement will not be extended at least six months before the date on which the agreement would have been automatically extended for an additional year. As President and Chief Executive Officer, Mr. Kimsey shall receive from the Bank a compensation package equal to $150,000 which shall include an annual base salary and employee benefits. The annual base salary shall be paid by the Bank in equal periodic installments. Thereafter, his salary will be reviewed by the Board of Directors of the Bank annually and Mr. Kimsey will be entitled to receive annually an increase (but in no event a decrease) in such amount as may be determined by the Board of Directors of the Bank.

Mr. Kimsey is entitled to incentive compensation based on the terms of any bonus and incentive plans that have been approved by the Board of Directors which shall be based on meeting or exceeding the attainment of certain business goals to be established by the Board. No incentive bonus shall be paid without the prior approval of the Georgia Department of Banking and Finance.

Mr. Kimsey shall also be provided with health, life, and disability insurance, retirement benefits, membership in social, professional, and civic clubs, a car allowance and such other benefits as may be provided by the Board of Directors and selected by Mr. Kimsey. He will be entitled to reimbursement for reasonable business expenses incurred by him in the performance of his duties for the Bank as approved from time to time by the Board of Directors.

During 2001, Mr. Kimsey was granted incentive stock options with a duration of ten (10) years to purchase 22,500 of the Common Stock of the Bank at a per share exercise price equal to ten dollars ($10.00). The stock option plan provides: (1) that the options will not be transferable; (2) that in the event that the Bank’s capital falls below the minimum requirements, as determined by the Department or the FDIC, the FDIC shall be allowed to direct the Bank to require Mr. Kimsey to exercise or forfeit his rights under the plan; and that (3) after termination as an active officer, employee or director, Mr. Kimsey’s stock options under the plan must be exercised or shall expire within ninety days after his termination as an active officer, employee or director.

Commencing on the first anniversary of the date of grant and on each subsequent anniversary, the options shall vest at the rate of twenty percent (20%) per year. Mr. Kimsey’s stock option agreement provides that the vesting period for the options shall be shortened to three years in the event of a change in control of the Bank as shall be defined in the stock option agreement and shall fully vest upon the termination of Mr. Kimsey without cause as shall be defined in the agreement or upon his death or total disability as shall be defined in the agreement.

If the Kimsey Employment Agreement is terminated for cause, Mr. Kimsey will be entitled only to his salary and other amounts due to him from the Bank through the date of termination. If Mr. Kimsey’s employment is terminated without cause, he shall be paid severance compensation in an amount equal to his annual base salary then in effect and any other amounts owing to him by the Bank at the time of termination. The severance package shall be paid over a 12-month period in installments and intervals as if he had remained employed.

In the event of a change in control of the Bank, and, if as a result, Mr. Kimsey is terminated, except for cause, or he has a detrimental change in duties or salary as shall be defined in the Kimsey Employment Agreement, then he shall receive a severance package equal to 150% of his annual base salary then in effect and any other amounts owing to him at the time of such termination date. This amount shall be paid in a lump sum within 14 days following the date of his termination or resignation.

Upon Mr. Kimsey’s termination by reason of death, the Kimsey Employment Agreement provides that Mr. Kimsey’s estate shall be paid the amounts due to him at the time of his death. Upon Mr. Kimsey’s termination as a result of total disability, as defined in the Kimsey Employment Agreement, the Kimsey Employment Agreement may provide that, after a period of disability of 120 days in any consecutive 12-month period, his compensation may be terminated, and he would be paid in accordance with any long-term disability plan that the Bank may have in effect at that time. However, the Bank may provide disability insurance to cover Mr. Kimsey during any part of such disability and the Bank’s obligations for the executive compensation for such period shall be reduced by the amount of any insurance proceeds.

The Kimsey Employment Agreement provides that in the event of Mr. Kimsey’s termination from employment by the Bank, Mr. Kimsey will not work for a competing banking business at any location within Coweta County for a period of twelve (12) months. The Kimsey Employment Agreement also restricts Mr. Kimsey from soliciting customers within such area for a period of 12 months following his termination and it restricts him from soliciting employees during such 12-month period. The Kimsey Employment Agreement also has provisions protecting the Bank’s interest in its confidential and proprietary information.

Outstanding Equity Awards

December 31, 2006

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Options Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
James B. Kimsey	22,500 3,900	0 0	na na	$10.00 $10.00	04/11/11 12/20/09			na na	na na
Ann B. Bledsoe	9,000 (2)	0	na	$10.00	04/11/11			na	na

1.	All outstanding equity awards are 100% vested.

2.	Ms. Bledsoe exercised all of her options on April 2, 2007.

Stock Option Grants and Related Information

No stock options were exercised by named executive officers or directors during 2006, and no options were granted by the Company in 2006.

Director Compensation

The Bank began paying monthly director fees in October 2002, after achieving cumulative profitability. In 2006, each director received director’s fees as a retainer to serve as director. In addition, each director who was a member of a committee received committee fees for each committee meeting attended. All directors of the Bank who contributed seed money were granted warrants to purchase the number of shares of the Bank’s common stock equal to the amount of seed money contributed by such director divided by ten. A total of 40,000 warrants were granted to directors, all dated December 21, 1999. Each warrant granted the holder the right to purchase one share of the Bank’s common stock for $10.00. The warrants were assumed by the Company when the Bank reorganized into a holding company structure. They expire December 20, 2009 and are fully vested.

Director Compensation Table

December 31, 2006

Name (a)	Fees Earned or Paid in Cash ($) (1) (b)	Stock Awards ($) (2) (c)	Option Awards ($) (3) (d)	Non-Equity Incentive Plan Compensation ($) (4) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5) (f)	All Other Compensation ($) (6) (g)	Total ($) (h)
Cordle, Robert E. Jr.	$12,600	na	na	na	na	na	$12,600
Crain, Joe S. Jr.	$19,800	na	na	na	na	na	$19,800
Daviston, Douglas T.	$11,400	na	na	na	na	na	$11,400
Jones, Otis F. III	$15,600	na	na	na	na	na	$15,600
LaGuardia, David	$21,600	na	na	na	na	na	$21,600
Mann, Dr. Bob B. Jr.	$11,400	na	na	na	na	na	$11,400
Mann, Theo D.	$14,400	na	na	na	na	na	$14,400
McDowell, Dennis H. II	$12,600	na	na	na	na	na	$12,600
Moody, J. Walker	$12,600	na	na	na	na	na	$12,600
Mottola, James Van S.	$31,800	na	na	na	na	na	$31,800
Samuels, Melvin	$12,600	na	na	na	na	na	$12,600
Sprayberry, Donald L. Jr.	$14,400	na	na	na	na	na	$14,400
Thomasson, Jennifer J.	$12,000	na	na	na	na	na	$12,000
Wood, Woodie T. Jr.	$12,000	na	na	na	na	na	$12,000

1.	Fees Earned or paid in cash.

2.	No stock awards were granted to directors in 2006.

3.	No options were granted to directors in 2006.

4.	We do not provide any non-equity incentive plans for directors.

5.	The Company does not currently maintain a Directors Deferred Compensation Plan.

6.	There was no additional compensation provided for directors.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Independent Public Accountants

McNair, McLemore, Middlebrooks & Company, LLP has been selected by the Board of Directors to serve in the capacity of independent public accountants for the 2007 fiscal year. The Company has been advised that no member of McNair, McLemore, Middlebrooks & Company, LLP or any of its associates have any financial interest in the Company or the Bank. A representative of McNair, McLemore, Middlebrooks & Company, LLP will be available, upon shareholder written request, at the Annual Meeting to respond to questions or make a statement on behalf of the independent public accountants.

Effective as of April 14, 2003, the Company’s Audit Committee dismissed Mauldin & Jenkins, LLC as its auditor and engaged McNair, McLemore, Middlebrooks & Company, LLP, as its new independent auditor for the fiscal year ending December 31, 2003. The purpose of this action was to allow the Company to engage Mauldin & Jenkins, LLC for non-audit services that are not permitted by the Company’s outside auditor under new rules promulgated by the SEC.

The reports of McNair, McLemore, Middlebrooks & Company, LLP on the Company’s financial statements for the past three fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with McNair, McLemore, Middlebrooks & Company, LLP during the Company’s two most recent fiscal years on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of McNair, McLemore, Middlebrooks & Company, LLP, would have caused McNair, McLemore, Middlebrooks & Company, LLP to make reference to any such matters in its reports. During the fiscal years ended December 31, 2005 and December 31, 2006, there were no “reportable events” to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

On April 14, 2003, the Company’s Audit Committee engaged McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003, to audit the Company’s financial statements. McNair, McLemore, Middlebrooks & Company, LLP have been continuously engaged to audit the Company’s year end financial statements since that date. During the Company’s two most recent fiscal years, the Company did not consult McNair, McLemore, Middlebrooks & Company, LLP on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

Although not formally required, the Board of Directors has directed that the appointment of the independent auditors of the Company be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of McNair, McLemore, Middlebrooks & Company, LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors. Even if the shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 2006 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent public accountants.

Audit Fees

The aggregate fees billed to the Company for professional services rendered by McNair, McLemore, Middlebrooks & Company, LLP for the audit of the Company’s consolidated annual financial statements and review of the financial statements included in the Company’s quarterly reports on Form 10-QSB were $40,978 for fiscal 2006 and $37,675 for fiscal 2005. The Audit Committee of the Board of Directors of the Company has considered whether the provision by McNair, McLemore, Middlebrooks & Company, LLP of the services covered under the captions “Audit Related Fees,” “Tax Fees” and “All Other Fees” below is compatible with maintaining the independence of McNair, McLemore, Middlebrooks & Company, LLP.

Audit-Related Fees

Fees billed by McNair, McLemore, Middlebrooks & Company, LLP for audit-related services were $3,828 beyond those reported in the previous paragraph for fiscal 2006. The aggregate fees billed for fiscal 2005 for audit-related services were $610. These fees relate to agreed upon procedures for internal audit, peer group comparisons and branch site selection and analysis.

Tax Fees

The aggregate fees billed for professional services rendered by McNair, McLemore, Middlebrooks & Company, LLP for tax compliance, tax planning and tax advice were $3,079 for fiscal 2006. The aggregate fees billed for similar professional services rendered for fiscal 2005 were $2,098. These services included the preparation of the Company and Bank’s federal and state income tax returns, as well as the local and state property tax returns.

All Other Fees

Fees billed for professional services rendered by McNair, McLemore, Middlebrooks & Company, LLP during fiscal 2006 were $0.00 as compared to $1,790 for 2005.

VOTING REQUIREMENTS

Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by the affirmative vote of a majority of the shares represented at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) will be treated as not having been voted and will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors. With regard to Proposal No. 2, the ratification of independent public accountants, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, FOR the ratification of the appointment of McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be presented at the 2008 Annual Meeting of Shareholders and to be included in the Company’s proxy statement and form of proxy relating to such meeting must be received by the Company no later than December 30, 2007. Any such proposal must comply in all respects with the rules and regulations of the SEC.

For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the Company’s Year 2008 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 16, 2008, and advises shareholders in the Year 2008 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 16, 2008. Notices of intention to present proposals at the Year 2008 Annual Meeting should be addressed to Karen P. Duffey, Secretary, Newnan Coweta Bancshares, Inc., 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263.

ANNUAL REPORT ON FORM 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB accompanies this Proxy Statement. The Annual Report on Form 10-KSB includes financial statements and any financial statement schedules, as filed with the SEC. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Newnan Coweta Bancshares, Inc., Attention: Karen P. Duffey, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263. If the person requesting exhibits to Form 10-KSB was not a shareholder of record on April 20, 2007, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Shareholders may inspect and copy such reports, proxy statements and other information at the Public Reference Room of the SEC at Room 1200, 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the SEC maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, registration statements and other information filed with the SEC through the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Directors
JAMES B. KIMSEY
President and Chief Executive Officer

Newnan, Georgia

April 30, 2007

APPENDIX A

NEWNAN COWETA BANCSHARES, INC.

AUDIT CHARTER

OBJECTIVE AND SCOPE

It is the policy of Neighborhood Community Bank to support an Internal Audit function that is an independent and objective unit, serving as an evaluation tool to operating management and the Board of Directors. Internal Audit will furnish analysis, recommendations, counsel and information concerning the activities reviewed.

The Board of Directors and management of Neighborhood Community Bank are responsible for creating and maintaining an environment, which will allow the audit function freedom to perform all duties necessary to accomplish its objectives.

The principal objectives of Internal Audit are as follows:

•	Determine the adequacy and effectiveness of the systems of internal controls.

•	Review the reliability and integrity of financial information, as well as the means needed to identify, measure, classify and report such information.

•	Evaluate the means of safeguarding assets, including a review of procedures and controls, and verification of a selection of assets.

•	Review existing operations and procedures to ascertain compliance with bank policies, laws and regulations.

•	Observe and evaluate the use of resources in meeting corporate objectives, goals and standards.

ORGANIZATIONAL STRUCTURE

In order to maintain independence and objectivity, the Board of Directors will appoint an Audit Committee to monitor the audit program. The Audit Committee will be comprised of directors who are not bank officers. Responsibilities of the Audit Committee shall include:

•	Select a qualified public accounting firm to conduct the bank’s annual independent audit.

•	Review the internal audit program annually to determine if the scope, frequency of audit procedures and techniques are adequate.

•	Review the qualifications of the internal auditor or audit designates to determine that their credentials are adequate.

•	Review quarterly audit reports submitted by the Auditor. Require adequate written responses from management concerning reported weakness and exceptions.

•	Annually, the Committee will report both the result of the bank’s internal audit program and the bank’s independent annual audit to the full Board of Directors.

The Bank will appoint an officer to be Internal Auditor whose responsibility it will be to manage the bank’s audit program on a daily basis. For the purposes of audits, the Internal Auditor will report to the Audit Committee. Annually, a qualified independent public accounting firm will perform an independent audit of the bank’s records. The Chief Financial Officer will be responsible for maintaining the bank’s accounting and financial records in accordance with Generally Accepted Accounting Principles (GAAP) and for providing the bank’s independent auditing firm all of the assistance and information necessary to complete its annual, independent audit.

The Internal Auditor shall have immediate access to the Audit Committee without prior management approval, if the circumstances warrant such access.

Internal Audit will have full and free access to all records, personnel and physical properties relevant to the performance of audits. However, all Human Resource Department audits are assigned to external audits and are not the responsibility of the Internal Audit. Internal Audit will have no authority or responsibility to make operating decisions, to perform operational or control activities necessary to the daily operations of the banks, or to implement recommendations made in audit reports, because such activities may impair audit objectivity.

RESPONSIBILITITES

The responsibilities of Internal Audit are as follows:

•

To prepare and submit an audit plan that provides for adequate and appropriate coverage of organizational activities over an appropriate cycle of time. The plan should be reviewed by management and approved by the Audit Committee by authority of the full Board of Directors.

•	To provide periodic audit activity updates, including information on current audits and projects completed, as well as audits planned for the next audit period.

•	To collect, analyze, interpret and document information which supports audit results, and to provide timely reporting on audit results.

•	To assist external auditors and coordinate internal audit efforts to help achieve their objectives.

•

To plan internal audits and coordinate required activities in such a manner as to efficiently achieve bank operating objectives as well as audit objectives. This may mean requesting that bank personnel assist with certain audit activities.

•	To maintain a professional level of industry and audit proficiency through appropriate training, education and learning efforts.

AUDIT REPORTING PROCESS

Communication of audit results is an important function of internal auditing. Elements of this process are summarized as follows:

•

A signed, written report or memo will be issued to the Audit Committee after the audit is completed. Interim reports may also be delivered verbally or in writing, and may be provided formally or informally.

•	The Internal Auditor will discuss conclusions and recommendations with appropriate levels of management before issuing final written reports.

•	A written response to the audit report will be provided to the Audit Committee by management within a reasonable period of time from the date of the final audit report.

•	Internal Audit will follow up on significant audit issues to determine that corrective actions are taken and are effective.

INTERNAL AUDIT MANUAL

Internal Audit will maintain an Internal Audit Manual that will contain information on such items as audit and administrative procedures, audit schedules, standards for audit work papers and reports, position descriptions and other pertinent documentation.

/s/ Donald L. Sprayberry, Jr
Donald L. Sprayberry, Jr., Chairman

PROXY CARD

REVOCABLE PROXY

NEWNAN COWETA BANCSHARES, INC.

NEWNAN, GEORGIA

PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2007

The undersigned hereby appoints James B. Kimsey and Karen P. Duffey, or either of them, with individual power of substitution, proxies to vote all shares of Common Stock of Newnan Coweta Bancshares, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 13, 2007, beginning at 7:30 a.m. EDT, and at any adjournment or postponement thereof.

SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF ELECTION OF THE FIVE (5) DIRECTORS, THE RATIFICATION OF MCNAIR, MCLEMORE, MIDDLEBROOKS & COMPANY, LLP AS THE COMPANY’S INDEPENDENT AUDITOR, AND ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF:

1.	The five (5) directors listed below:

Name/Class		For	Against	Withhold Authority

Douglas T. Daviston	(Class III)	☐	☐	☐

David LaGuardia	(Class III)	☐	☐	☐

Theo D. Mann	(Class III)	☐	☐	☐

James Van S. Mottola	(Class III)	☐	☐	☐

Jennifer J. Thomasson	(Class III)	☐	☐	☐

2.	The ratification of McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent auditor:

☐   For         ☐   Against         ☐   Abstain

3.	Such other business as may properly come before the Annual Meeting of Shareholders in accordance with the recommendations of the Board of Directors:

☐   For         ☐   Against         ☐   Abstain

Please mark, sign below, date and return this proxy promptly in the envelope furnished. Alternatively, you may fax this Proxy Card to Karen P. Duffey at (770) 683-6235. Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated:             , 2007.

Signature

Signature if held jointly

Please print or type name(s) as it appears on stock certificate

Number of shares voted

☐   Please mark here if you plan to attend the Annual Shareholder Meeting in person.

Please Return This Proxy Card to:

NEWNAN COWETA BANCSHARES, INC.

ATTENTION: Karen P. Duffey

P. O. Box 71699

Newnan, Georgia 30271

Please make sure to have your proxy card postmarked by June 4, 2007, to ensure that it is received in time to be counted.

WE URGE YOU TO GRANT A PROXY.

YOU DO NOT NEED TO ATTEND THE MEETING TO VOTE YOUR SHARES.

Please sign and date the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the annual shareholder meeting. To ensure that your proxy card is received in time to be counted, please make sure that it is postmarked no later than June 4, 2007. You may also fax the proxy card to Karen P. Duffey at (770) 683-6235. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.